Northwestern Mutual Series Fund, Inc.

Supplement Dated September 7, 2007 to the

Prospectus Dated April 30, 2007

This Supplement revises certain information contained in the Prospectus for the Northwestern Mutual Series Fund, Inc. dated April 30, 2007 (the “Prospectus”), a copy of which you have already received. You should read this Supplement together with the Prospectus. Please retain this Supplement for future reference.

Fund Manager Change – Janus Capital Appreciation Portfolio

Effective January 1, 2008, the following replaces the corresponding information in the “Portfolio Managers” section of the Prospectus relating to the Janus Capital Appreciation Portfolio:

“Ron Sachs, CFA, manages the Janus Capital Appreciation Portfolio. Mr. Sachs joined Janus Capital in 1996 as a research analyst, and has acted as portfolio manager of other Janus-advised mutual funds since June 2000. Mr. Sachs is also a portfolio manager of other Janus accounts. Mr. Sachs holds a Bachelor’s degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan.”

Scott W. Schoelzel, the current portfolio manager for the Janus Capital Appreciation Portfolio, will remain with Janus Capital through the end of 2007 to ensure a smooth transition of the Portfolio.

Updates to Fees and Expenses – Asset Allocation Portfolio

The following information updates and replaces the fees and expenses table and expense example contained in the Prospectus relating to the Asset Allocation Portfolio:

Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fee*	0.48%
Distribution and service (12b-1) fees	None
Other Expenses	0.06%
Total Portfolio Operating Expenses**	0.54%

*	MSA has agreed to waive its management fee such that its management fee is 0.55% on the Portfolio’s first $100 million of assets, 0.45% on the Portfolio’s assets from $100 million to $250 million, and 0.35% on assets in excess of $250 million. MSA’s fee waiver agreement extends at least until April 30, 2008.

**	MSA has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Portfolio (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Portfolio’s average net assets until April 30, 2008. This fee waiver may be terminated at any time after April 30, 2008.

Example

1 Year	3 Years	5 Years	10 Years
$55	$184	$324	$733